UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2014

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2014

American Trust Allegiance Fund

April, 2014

Dear Fellow Shareholders,

2013 was an ebullient year for stocks, but at the time of this writing, in April 2014, some of that effervescence has begun to fizzle out.  In particular, highflying Internet and Biotech stocks have seen their share prices fall significantly.  This suits us fine. With a consistently applied discipline described as “growth at a reasonable price”, or GARP, market volatility typically affords us opportunity.  You’ll hear more about our discipline — and the opportunities we see — which are the central themes of this shareholder letter.

For the fiscal year ended February 28, 2014, the American Trust Allegiance Fund (the “Fund”) delivered a total return of 19.64%. This was below the 25.37% gain recorded by the S&P 500® Index, for three main reasons: 1) Almost a third of the underperformance related to the relative performance of healthcare stocks. Healthcare, which is not represented in the Fund, showed the best sector performance of any industry group in 2013; 2) Although 2013 was a banner year for U.S. stocks, those in emerging markets did not perform nearly as well.  The Fund invests both directly and indirectly in companies which have a large presence in emerging-market countries; and 3) Our GARP investment discipline, which we strongly believe can deliver good relative performance through the course of a market cycle, fared less well during the recent period in which  ‘momentum’ stocks outperformed.

The charts below, which show the performance of sectors and styles for 2012, 2013 and the first quarter of 2014, tell the tale of momentum investing.  Internet and biotechnology stocks have dramatically outperformed the overall market during this period, with the exception of the last few months. While we do invest in some internet stocks, we insist upon investing in businesses that have a history of earning money.  We also eschew businesses built on what we believe could be a fad, that do not have the potential to throw off good cash flow, or that we view as unduly risky. This is our discipline.  Do we sometimes miss opportunities? We absolutely do. Are we old-fashioned? Perhaps… but a quick glance at our holdings listed in the back of this report should convince you that our investing is definitely not pedestrian.

The chart which shows the Russell 1000® Value Index stocks divided by the Russell 1000® Growth Index stocks demonstrates that for most of 2012 value was ascendant. By contrast, for most of 2013, growth stocks performed better than value. The sharp uptick in the last few months reflects that value has again moved to the fore.  With a growth at a reasonable price investment discipline, we have a foot in both camps. We invest in companies for which we see strong growth prospects, but we do so by purchasing the shares at what we believe are reasonable valuations.

American Trust Allegiance Fund

High flyers correct...
Selected sector performance versus the S&P 500 Index

Source: Factset, S&P North American Technology Sector/Internet, S&P 500 / Biotechnology industry.  For period beginning 1/1/2012 and ending 3/31/2014.

Value rises again...
Russell 1000® Value Index divided by
Russell 1000® Growth Index

Source: Factset.  For period beginning 1/1/2012 and ending 3/31/2014.  The Russell 1000 Value Index returns were 14.46% in 2012, 29.45% in 2013, 2.43% for 2014 Q1 and 51.77% for the entire period starting 1/1/2012 and ending 3/31/2014.  The Russell 1000 Growth Index returns were 13.30% in 2012, 31.25% in 2013, 0.72% for 2014 Q1 and 49.78% for the entire period starting 1/1/2012 and ending 3/31/2014.

American Trust Allegiance Fund

As we said at the outset of this letter, the current market environment suits us fine. There are two possible explanations to the recent selloff in highflying growth stocks. One is that it is a natural correction which may curb any speculative excesses in the market and move valuations closer to where they are grounded in the economic reality of companies’ fortunes. The other explanation is that overall financial market risk appears to be increasing with heightened geopolitical risk and concerns about rising interest rates. Under this theory, high-growth stocks would likely underperform.  From our standpoint, we see opportunity in the current market environment. More reasonable valuations give us a chance to acquire higher growing companies at lower prices. We also explicitly factor in balance sheet risk in our security analysis, and attempt to avoid companies for which higher interest rates would be damaging. Of course, higher interest rates diminish the relative attractiveness of stocks across the board – but we believe that with the exception of certain sectors, the market is not overly expensive.

The Fund is not confined to the U.S. stock market, and we also see a favorable risk/reward profile for selected emerging markets. Today there is a very negative sentiment surrounding these markets, which we believe could represent an attractive entry point for those investors who are willing to take a longer-term view.  Our summary analysis of the relative attractiveness of emerging markets follows: 1) Using a price to earnings ratio to think about valuation of emerging markets, the current P/E of 11.9x is almost 20% below the historical average, or almost one standard deviation below the norm1; 2) Other valuation measures, including dividend yield, price-to-book value and price-to-cash flow ratios also show favorable valuation levels compared to the norm for emerging markets; and 3) By contrast, developed markets overall and the S&P 500® Index are trading at 7% and 10% above their historical average P/E multiples1. While this does not necessarily suggest one should reduce holdings in these areas, it does suggest that there may be better relative opportunities in emerging markets.

We currently own three stocks whose operational headquarters are in Latin America, and we expect to add more both in Latin America and in other parts of the world.  Of course, there are risks inherent in emerging markets that are different than those inherent in developed markets – among them political risk, the lack of rule of law in some countries, and a history of greater volatility. But we feel, on balance, that the very depressed valuations now on offer in emerging markets more than make up for these risks. Additionally, we are judicious in working to minimize the risks of emerging market investing through selection of countries, industries and companies that we believe on balance offer strong potential for growth without taking undue risk.

While we believe that current investor anxiety can create a nice opportunity for emerging-market investing, we are still bullish on selected U.S. stocks. In
__________
1	Ned Davis Research

American Trust Allegiance Fund

particular, the fundamentals of the U.S. economy have continued to improve, which should underpin reasonable growth in corporate profits:

•	The U.S. has enjoyed the lowest energy costs of any major exporting country2, which together with rising wages overseas puts the U.S. in very good competitive position in manufacturing.

•
U.S. corporate profits, and balance sheets, have seldom been stronger.  Renewed confidence by business leaders in end market demand should spark a wave of investment that, coupled with our previous point, should boost job formation.

•
Innovation and application of new technologies have continued to drive greater efficiencies and create new markets both in the U.S. and overseas.  American companies are leaders in many of these trends, helping to drive both sales growth and profit margin expansion.

We are pleased to announce a wholly new look and feel for our mutual fund website, www.allegiancefund.com.  We launched the revised site in March, and we believe it effectively captures the investment philosophy and discipline behind the Fund, as well as some of the thematic trends in which we are investing.  We encourage you to explore the site and let us know if there are ways we can improve upon it. We also ask that you please share the site with like-minded investors whom you believe might appreciate the Fund’s approach.

Two of the tenets of our mutual fund management approach are transparency and client focus.  One way we can do this is by directly explaining what we do, how we do it and why it matters.  The second is by listening to your concerns and suggestions. Very few fund managers invite shareholders to call them directly, but we do!  Please do call us if you have questions about the Fund or its investments, or if you would like to discuss ways in which our investment advisory firm might be able to assist you more broadly.  While we know many of you personally, there are some we know less well and we would love to rectify that situation.

We appreciate your support of, and investment in, the American Trust Allegiance Fund.  Thank you, and we look forward to sharing with you the good things that we expect in 2014 and beyond.

Sincerely yours,

Paul H. Collins	Carey Callaghan
__________
2	Boston Consulting Group

American Trust Allegiance Fund

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies. The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards. These risks are greater in emerging markets. The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  These indexes are not available for investment and do not incur charges or expenses.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

Price-to-book value – a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets. Intangible assets can be such items as patents, intellectual property, goodwill, etc.

Price-to-cash-flow ratio is an indicator of a stock’s valuation. Although there is no single figure to indicate an optimal price-to-cash-flow ratio, a ratio in the low single digits may indicate the stock is undervalued, while a higher ratio may suggest potential overvaluation.

Standard Deviation (SD) – a commonly used measure of variability used in statistics and probability.  It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value.  Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data.  In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2014

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	19.64%	20.39%	6.75%
S&P 500® Index	25.37%	23.00%	7.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than  large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*  Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2014 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/13 – 2/28/14).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2014 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/13	2/28/14	9/1/13 – 2/28/14*
Actual	$1,000.00	$1,132.60	$7.67
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2014

Shares	COMMON STOCKS: 98.01%	Value

	Administrative Support and Services: 1.99%
337	Priceline.com, Inc.*	$454,559

	Apparel Manufacturing: 5.21%
13,210	Burberry Group PLC - ADR	682,164
8,680	VF Corp.	508,561
		1,190,725

	Broadcasting (except Internet): 2.22%
9,800	Comcast Corp. - Class A	506,562

	Chemical Manufacturing: 6.26%
3,360	Colgate-Palmolive Co.	211,109
9,080	LyondellBasell Industries NV - Class A#	799,766
1,740	Praxair, Inc.	226,844
2,460	Tupperware Brands Corp.	193,356
		1,431,075

	Computer and Electronic
	Product Manufacturing: 11.50%
905	Apple, Inc.	476,247
25,420	EMC Corp.	670,325
970	International Business Machines Corp.	179,615
13,890	NVIDIA Corp.	255,298
9,420	Qualcomm, Inc.	709,232
7,360	Teradata Corp.*	337,971
		2,628,688

	Conglomerates: 3.31%
17,390	Loews Corp.	756,117

	Credit Intermediation and
	Related Activities: 2.12%
8,450	Discover Financial Services	484,861

	Data Processing, Hosting,
	and Related Services: 3.04%
18,680	Acxiom Corp.*	695,456

	Electrical Equipment, Appliance,
	and Component: 3.16%
5,000	Whirlpool Corp.	723,150

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2014, Continued

Shares		Value

	Food Manufacturing: 5.43%
11,620	ConAgra Foods, Inc.	$330,008
21,801	Gruma, S.A.B. de C.V. - ADR*	688,912
6,560	Mondelez International, Inc. - Class A	223,237
		1,242,157

	Heavy and Civil
	Engineering Construction: 4.73%
12,830	Chicago Bridge & Iron Co. N.V.#	1,080,158

	Insurance Carriers and
	Related Activities: 9.78%
7,120	Berkshire Hathaway, Inc. - Class B*	824,354
16,960	MetLife, Inc.	859,363
12,170	Principal Financial Group, Inc.	551,909
		2,235,626

	Leather and Allied
	Product Manufacturing: 1.10%
3,200	Nike, Inc. - Class B	250,560

	Machinery Manufacturing: 6.63%
40,630	Applied Materials, Inc.	770,345
5,100	Cummins, Inc.	744,192
		1,514,537

	Merchant Wholesalers, Durable Goods: 1.00%
6,870	Swatch Group AG - ADR	228,840

	Oil and Gas Extraction: 5.98%
8,510	Occidental Petroleum Corp.	821,385
39,560	Pacific Rubiales Energy Corp.*#	544,830
		1,366,215

	Other Information Services: 2.45%
460	Google, Inc. - Class A*	559,199

	Pipeline Transportation: 4.07%
22,550	The Williams Companies, Inc.	931,315

	Professional, Scientific &
	Technical Services: 2.84%
10,710	Jacobs Engineering Group, Inc.*	649,562

	Publishing Industries: 2.77%
7,880	SAP AG - ADR	632,685

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2014, Continued

Shares		Value

	Real Estate: 2.10%
17,196	CBRE Group, Inc.*	$480,628

	Support Activities for Mining: 3.28%
8,070	Schlumberger Ltd.#	750,510

	Telecommunications: 2.70%
7,580	American Tower Corp.	617,543

	Transportation Equipment
	Manufacturing: 4.34%
5,590	Embraer S. A. - ADR	200,681
51,400	Ford Motor Co.	791,046
		991,727
	TOTAL COMMON STOCKS
	(Cost $17,718,765)	22,402,455

	SHORT-TERM INVESTMENTS: 2.65%
605,302	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	605,302
3,164	Reserve Primary Fund - Class 5+‡	—
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $608,466)	605,302
	Total Investments in Securities
	(Cost $18,327,231): 100.66%	23,007,757
	Liabilities in Excess of Other Assets: (0.66)%	(151,490)
	Net Assets: 100.00%	$22,856,267

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
‡
Illiquid security.  As of February 28, 2014, the security had a value of $0 (0.0% of net assets).  The security was acquired between September 16, 2008 and October 22, 2008, and has a cost basis of $3,164.

†	Rate shown is the 7-day annualized yield as of February 28, 2014.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2014

ASSETS
Investments in securities, at value (cost $18,327,231)	$23,007,757
Receivables:
Securities sold	356,009
Dividends and interest	39,551
Prepaid expenses	9,974
Total assets	23,413,291

LIABILITIES
Payables:
Securities purchased	458,086
Fund shares redeemed	14,002
Due to advisor	9,544
Administration fees	14,727
Audit fees	18,000
Transfer agent fees and expenses	14,579
Fund accounting fees	8,969
Legal fees	3,186
Custody fees	1,728
Shareholder reporting	10,444
Chief Compliance Officer fee	2,333
Accrued other expenses	1,426
Total liabilities	557,024
NET ASSETS	$22,856,267
Net asset value, offering and redemption price
per share [$22,856,267 / 851,259 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$26.85

COMPONENTS OF NET ASSETS
Paid-in capital	$18,025,979
Undistributed net investment loss	(7,893)
Accumulated net realized gain on investments	157,655
Net unrealized appreciation on investments	4,680,526
Net assets	$22,856,267

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2014

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and
issuance fees of $8,166)	$336,796
Interest	53
Total income	336,849
Expenses
Advisory fees (Note 4)	201,305
Transfer agent fees and expenses (Note 4)	43,793
Administration fees (Note 4)	42,379
Fund accounting fees (Note 4)	26,823
Registration fees	21,873
Audit fees	18,000
Legal fees	13,046
Reports to shareholders	8,725
Chief Compliance Officer fee (Note 4)	7,000
Custody fees (Note 4)	5,099
Trustee fees	4,475
Miscellaneous expense	3,414
Insurance expense	2,659
Total expenses	398,591
Less: advisory fee waiver (Note 4)	(91,336)
Net expenses	307,255
Net investment income	29,594

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,307,149
Net change in unrealized
appreciation on investments	1,464,405
Net realized and unrealized
gain on investments	3,771,554
Net increase in net assets
resulting from operations	$3,801,148

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$29,594	$16,797
Net realized gain on investments	2,307,149	1,050,650
Net change in unrealized appreciation
on investments	1,464,405	419,333
Net increase in net assets
resulting from operations	3,801,148	1,486,780
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(58,719)	(18,407)
From net realized gain on investments	(726,667)	—
Total distributions	(785,386)	(18,407)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in
outstanding shares (a)	161,390	456,932
Total increase in net assets	3,177,152	1,925,305
NET ASSETS
Beginning of year	19,679,115	17,753,810
End of year	$22,856,267	$19,679,115
Includes undistributed net
investment income/(loss) of	$(7,893)	$16,797

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2014		February 28, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	92,482	$2,332,847	111,000	$2,375,860
Shares issued in
reinvestment of
distributions	23,714	613,954	642	13,991
Shares redeemed	(111,120)	(2,785,411)	(89,426)	(1,932,919)
Net increase	5,076	$161,390	22,216	$456,932

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/14	2/28/13	2/29/12	2/28/11	2/28/10
Net asset value,
beginning of year	$23.26	$21.55	$20.47	$16.90	$11.08
Income from
investment operations:
Net investment income	0.04	0.02	0.04	0.04	0.03
Net realized and
unrealized gain
on investments	4.49	1.71	1.07	3.55	5.85
Total from
investment operations	4.53	1.73	1.11	3.59	5.88
Less distributions:
From net
investment income	(0.07)	(0.02)	(0.03)	(0.02)	(0.06)
From net realized
gain on investments	(0.87)	—	—	—	—
Total distributions	(0.94)	(0.02)	(0.03)	(0.02)	(0.06)
Net asset value, end of year	$26.85	$23.26	$21.55	$20.47	$16.90
Total return	19.64%	8.04%	5.44%	21.25%	53.07%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$22,856	$19,679	$17,754	$17,545	$15,129
Ratio of expenses to
average net assets:
Before fee waiver	1.88%	1.94%	2.04%	2.13%	2.27%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.29)%	(0.40)%	(0.39)%	(0.44)%	(0.69)%
After fee waiver	0.14%	0.09%	0.20%	0.24%	0.13%
Portfolio turnover rate	48.03%	50.66%	48.59%	76.63%	79.51%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended February 28, 2014, the Fund made the following permanent tax adjustments related to re-characterization of distributions on the statement of assets and liabilities:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$4,435	$(4,435)	$ 0

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
REITs:  The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of February 28, 2014, management considered the impact

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
 Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At February 28, 2014, the Fund had investments in illiquid securities with a total value of $0 or 0.0% of net assets.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2014:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$454,559	$—	$—	$454,559
Construction	1,080,158	—	—	1,080,158
Finance and Insurance	3,476,604	—	—	3,476,604
Information	2,393,902	—	—	2,393,902
Manufacturing	10,021,844	—	—	10,021,844
Mining	2,116,725	—	—	2,116,725
Professional, Scientific,
and Technical Services	829,177	—	—	829,177
Real Estate and
Rental and Leasing	1,098,171	—	—	1,098,171
Transportation and
Warehousing	931,315	—	—	931,315
Total Common Stocks	22,402,455	—	—	22,402,455
Short-Term Investments	605,302	—	—	605,302
Total Investment
in Securities	$23,007,757	$—	$—	$23,007,757

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at February 28, 2014, the end of the reporting period.  The Fund recognized no significant transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the year ended February 28, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2014, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the year ended February 28, 2014, the Fund incurred $201,305 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2014, the Advisor reduced its fees in the amount of $91,336; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $280,229 at February 28, 2014.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2015	$100,749
2016	88,144
2017	91,336
$280,229

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended February 28, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

Administration	$42,379
Fund Accounting	26,823
Transfer Agency (a)	24,284
Chief Compliance Officer	7,000
Custody	5,099

(a) Does not include out-of-pocket expenses

At February 28, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$14,727
Fund Accounting	8,969
Transfer Agency (a)	8,097
Chief Compliance Officer	2,333
Custody	1,728

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,910,991 and $10,613,919, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2014, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2014, Continued

The tax character of distributions paid during the year ended February 28, 2014 and the year ended February 28, 2013 was as follows:

	February 28, 2014	February 28, 2013
Ordinary income	$54,284	$18,407
Long-term capital gains	731,102	—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$18,327,241
Gross tax unrealized appreciation	5,139,884
Gross tax unrealized depreciation	(459,368)
Net tax unrealized appreciation	4,680,516
Undistributed ordinary income	—
Undistributed long-term capital gain	157,665
Total distributable earnings	157,665
Other accumulated gains/(losses)	(7,893)
Total accumulated earnings/(losses)	$4,830,288

(a)The cost for federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

At February 28, 2014, the Fund had no capital loss carryforwards available to offset future realized gains, if any.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $1,415,102 of its capital loss carryforward in the year ended February 28, 2014.

At February 28, 2014, the Fund deferred, on a tax basis, post-December late-year losses of $7,893.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 29, 2014

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2014 (Unaudited)

For the year ended February 28, 2014, the American Trust Allegiance Fund designated $54,284 and $731,102 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended February 28, 2014, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2014 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director,	1	Trustee,
(age 67)		term	Alpha Gamma		Advisors
615 E. Michigan Street		since	Delta Housing		Series Trust
Milwaukee, WI 53202		March	Corporation		(for series not
		2014.	(collegiate		affiliated with
			housing		the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and		1999 to 2012,
			Chair (2000 to		New Covenant
			2012), New		Mutual Funds.
Covenant
Mutual Funds
(1999-2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired;	1	Trustee,
(age 77)		term	former		Advisors
615 E. Michigan Street		since	Financial		Series Trust
Milwaukee, WI 53202		February	Consultant		(for series not
		1997.	and former		affiliated with
			Executive Vice		the Fund);
			President and		Trustee, The
			Chief Operating		Forward
			Officer of ICI		Funds (31
			Mutual Insurance		portfolios).
Company (until
January 1997).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

George J. Rebhan	Trustee	Indefinite	Retired;	1	Trustee,
(age 79)		term	formerly		Advisors
615 E. Michigan Street		since	President,		Series Trust
Milwaukee, WI 53202		May	Hotchkis and		(for series not
		2002.	Wiley Funds		affiliated with
			(mutual funds)		the Fund);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired;	1	Trustee,
(age 74)		term	formerly		Advisors
615 E. Michigan Street		since	Senior Vice		Series Trust
Milwaukee, WI 53202		February	President,		(for series not
		1997.	Federal Home		affiliated with
			Loan Bank of		the Fund).
San Francisco.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President,	1	Trustee,
(age 66)	Trustee	term	CEO, U.S.		Advisors
615 E. Michigan Street		since	Bancorp Fund		Series Trust
Milwaukee, WI 53202		September	Services, LLC		(for series not
		2008.	(May 1991 to		affiliated with
			present).		the Fund).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 66)	and Chief	term	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 52)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 42)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 56)	President,	term	Fund Services, LLC (February 2008
615 E. Michigan Street	Chief	since	to present).
Milwaukee, WI 53202	Compliance	September
	Officer	2009.
and AML
Officer

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 48)		term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(May 2006 to present).
Milwaukee, WI 53202		June
2007.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2014, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and American Trust Investment Advisors, LLC (the “Advisor”) for the American Trust Allegiance Fund (the “Fund”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both a benchmark and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was slightly above its Lipper peer group average and essentially equal to its peer group median for the ten-year period, and below its peer group median and Lipper peer group average for the one-year, three-year, and five-year periods, and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the one-year, three-year, five-year, and ten-year periods.

The Board further recognized that the Fund’s investments are subject to socially-responsible investment criteria and that although the Advisor does have separately managed accounts, it does not manage any other accounts with the same or a similar strategy.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisors and funds within the relevant Lipper peer funds, as well as information regarding advisory fees for separate accounts invested in the Fund.  The Board noted that the Advisor did not manage any other accounts with a similar strategy.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the ÒExpense CapÓ).  The Board noted that the Fund’s total expense ratio and contractual advisory fee were each above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio and contractual advisory fee were each above the average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were well below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and net advisory fee were not unreasonable when compared to its peer group.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.  The Board also took into account the small size of the Fund and the Advisor’s commitment and plans to grow the Fund in the future.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional advisory fees from certain separately managed accounts that are also invested in the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the American Trust Allegiance Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the American Trust Allegiance Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/14	FYE 2/28/13
Audit Fees	$14,900	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/14	FYE 2/28/13
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/14	FYE 2/28/13
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   5/2/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   5/2/14

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date _5/2/14

* Print the name and title of each signing officer under his or her signature.